FINANCIAL STATEMENTS
Transamerica Life Insurance Company
Separate Account VA BB
Years Ended December 31, 2025 and 2024

Transamerica Life Insurance Company
Separate Account VA BB
Financial Statements
Years Ended December 31, 2025 and 2024

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and
Contract Owners of Separate Account VA BB
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise Separate Account VA BB (the Separate Account), as of December 31, 2025, the related statements of operations and changes in net assets for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Subaccounts
Fidelity® VIP Equity-Income Initial Class (1)	Fidelity® VIP High Income Initial Class (1)
Fidelity® VIP Government Money Market Initial Class (1)	Fidelity® VIP Overseas Initial Class (1)
Fidelity® VIP Growth Initial Class (1)
(1) Statements of operations and changes in net assets for the years ended December 31, 2024 and 2025

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the auditor of the Separate Account since 2024.

Chicago, IL
April 24, 2026

Transamerica Life Insurance Company
Separate Account VA BB
Statements of Assets and Liabilities
December 31, 2025

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Fidelity® VIP Equity-Income Initial Class	69,950.246	$1,624,343	$2,058,636	$(5)	$2,058,631	11,856	$173.643400	$173.643400
Fidelity® VIP Government Money Market Initial Class	2,637.530	2,638	2,638	(2)	2,636	137	19.307822	19.307822
Fidelity® VIP Growth Initial Class	22,816.714	1,931,437	2,229,649	7	2,229,656	6,252	356.641587	356.641587
Fidelity® VIP High Income Initial Class	31,953.055	164,736	155,931	-	155,931	2,806	55.567080	55.567080
Fidelity® VIP Overseas Initial Class	6,957.372	156,032	191,467	-	191,467	3,241	59.078699	59.078699

See accompanying notes

Transamerica Life Insurance Company
Separate Account VA BB
Statements of Assets and Liabilities
December 31, 2025

Subaccount	Net Assets Representing: Accumulation Units	Net Assets Representing: Contracts in Payout (Annuitization) Period	Total Net Assets
Fidelity® VIP Equity-Income Initial Class	$2,058,631	$-	$2,058,631
Fidelity® VIP Government Money Market Initial Class	2,636	-	2,636
Fidelity® VIP Growth Initial Class	2,229,656	-	2,229,656
Fidelity® VIP High Income Initial Class	155,931	-	155,931
Fidelity® VIP Overseas Initial Class	191,467	-	191,467

See accompanying notes

Transamerica Life Insurance Company
Separate Account VA BB
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

	Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Growth Initial Class	Fidelity® VIP High Income Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of December 31, 2023:	$ 1,604,411	$ 3,747	$ 1,578,250	$ 137,172

Investment Income:
Reinvested Dividends	31,030	494	17	8,453
Investment Expense:
Mortality and Expense Risk and Administrative Charges	26,023	150	27,922	2,098
Net Investment Income (Loss)	5,007	344	(27,905)	6,355

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	101,172	-	418,902	-
Realized Gain (Loss) on Investments	10,115	-	27,680	(1,423)
Net Realized Capital Gains (Losses) on Investments	111,287	-	446,582	(1,423)
Net Change in Unrealized Appreciation (Depreciation)	100,832	-	28,857	5,025
Net Gain (Loss) on Investment	212,119	-	475,439	3,602

Net Increase (Decrease) in Net Assets Resulting from Operations	217,126	344	447,534	9,957

Increase (Decrease) in Net Assets from Contract Transactions	(53,497)	10,182	(28,755)	(3,720)

Total Increase (Decrease) in Net Assets	163,629	10,526	418,779	6,237

Net Assets as of December 31, 2024:	$ 1,768,040	$ 14,273	$ 1,997,029	$ 143,409

Investment Income:
Reinvested Dividends	35,017	371	6,159	9,819
Investment Expense:
Mortality and Expense Risk and Administrative Charges	28,229	134	30,825	2,217
Net Investment Income (Loss)	6,788	237	(24,666)	7,602

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	107,690	-	272,668	-
Realized Gain (Loss) on Investments	9,462	-	23,560	(370)
Net Realized Capital Gains (Losses) on Investments	117,152	-	296,228	(370)
Net Change in Unrealized Appreciation (Depreciation)	180,238	-	(10,322)	5,291
Net Gain (Loss) on Investment	297,390	-	285,906	4,921

Net Increase (Decrease) in Net Assets Resulting from Operations	304,178	237	261,240	12,523

Increase (Decrease) in Net Assets from Contract Transactions	(13,587)	(11,874)	(28,613)	(1)

Total Increase (Decrease) in Net Assets	290,591	(11,637)	232,627	12,522

Net Assets as of December 31, 2025:	$ 2,058,631	$ 2,636	$ 2,229,656	$ 155,931

See Accompanying Notes.
.(1)See Footnote 1

Transamerica Life Insurance Company
Separate Account VA BB
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2025 and 2024

Fidelity® VIP Overseas Initial Class
Subaccount

Net Assets as of December 31, 2023:	$ 156,177

Investment Income:
Reinvested Dividends	2,743
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,493
Net Investment Income (Loss)	250

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,606
Realized Gain (Loss) on Investments	598
Net Realized Capital Gains (Losses) on Investments	8,204
Net Change in Unrealized Appreciation (Depreciation)	(2,998)
Net Gain (Loss) on Investment	5,206

Net Increase (Decrease) in Net Assets Resulting from Operations	5,456

Increase (Decrease) in Net Assets from Contract Transactions	(112)

Total Increase (Decrease) in Net Assets	5,344

Net Assets as of December 31, 2024:	$ 161,521

Investment Income:
Reinvested Dividends	2,970
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,727
Net Investment Income (Loss)	243

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	16,498
Realized Gain (Loss) on Investments	735
Net Realized Capital Gains (Losses) on Investments	17,233
Net Change in Unrealized Appreciation (Depreciation)	12,580
Net Gain (Loss) on Investment	29,813

Net Increase (Decrease) in Net Assets Resulting from Operations	30,056

Increase (Decrease) in Net Assets from Contract Transactions	(110)

Total Increase (Decrease) in Net Assets	29,946

Net Assets as of December 31, 2025:	$ 191,467

.(1)See Footnote 1
See Accompanying Notes.

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements
December 31, 2025

1. Organization

Separate Account VA BB (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon Ltd., a holding company organized under the laws of the Bermuda.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC's other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Pacer Choice Variable Annuity.

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Equity-Income Initial Class	Fidelity® VIP Equity-Income Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Initial Class	Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Overseas Initial Class	Fidelity® VIP Overseas Portfolio Initial Class

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements
December 31, 2025

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2025.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets
b)  Quoted prices for identical or similar assets or liabilities in non-active markets
c)  Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2025.

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements
December 31, 2025

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2025 were as follows:

Subaccount	Purchases	Sales
Fidelity® VIP Equity-Income Initial Class	$142,707	$41,815
Fidelity® VIP Government Money Market Initial Class	371	12,008
Fidelity® VIP Growth Initial Class	278,827	59,440
Fidelity® VIP High Income Initial Class	9,819	2,217
Fidelity® VIP Overseas Initial Class	19,468	2,837

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Fidelity® VIP Equity-Income Initial Class	-	(84)	(84)	13	(385)	(372)
Fidelity® VIP Government Money Market Initial Class	-	(621)	(621)	622	(70)	552
Fidelity® VIP Growth Initial Class	-	(87)	(87)	-	(96)	(96)
Fidelity® VIP High Income Initial Class	-	-	-	-	(75)	(75)
Fidelity® VIP Overseas Initial Class	-	(2)	(2)	-	(2)	(2)

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2025			Year Ended December 31, 2024
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Fidelity® VIP Equity-Income Initial Class	$-	$(13,587)	$(13,587)	$1,728	$(55,225)	$(53,497)
Fidelity® VIP Government Money Market Initial Class	-	(11,874)	(11,874)	11,475	(1,293)	10,182
Fidelity® VIP Growth Initial Class	-	(28,613)	(28,613)	-	(28,755)	(28,755)
Fidelity® VIP High Income Initial Class	-	(1)	(1)	-	(3,720)	(3,720)
Fidelity® VIP Overseas Initial Class	-	(110)	(110)	-	(112)	(112)

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements
December 31, 2025

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.
	At December 31					For the Year Ended December 31
			Unit Fair Value				Expense			Total Return***
			Corresponding to			Investment	Ratio**				Corresponding to
			Lowest to Highest		Net	Income	Lowest to				Lowest to Highest
Subaccount	Units		Expense Ratio		Assets	Ratio*	Highest				Expense Ratio

Fidelity® VIP Equity-Income Initial Class
12/31/2025	11,856	$173.64	to	$173.64	$ 2,058,631	1.84%	1.50%	to	1.50%	17.26%	to	17.26%
12/31/2024	11,940	148.08	to	148.08	1,768,040	1.78	1.50	to	1.50	13.63	to	13.63
12/31/2023	12,312	130.31	to	130.31	1,604,411	1.91	1.50	to	1.50	9.02	to	9.02
12/31/2022	13,233	119.54	to	119.54	1,581,768	1.89	1.50	to	1.50	(6.36)	to	(6.36)
12/31/2021	13,866	127.65	to	127.65	1,770,043	1.90	1.50	to	1.50	23.05	to	23.05
Fidelity® VIP Government Money Market Initial Class
12/31/2025	137	19.31	to	19.31	2,636	4.18	1.50	to	1.50	2.60	to	2.60
12/31/2024	758	18.82	to	18.82	14,273	4.88	1.50	to	1.50	3.54	to	3.54
12/31/2023	206	18.18	to	18.18	3,747	4.79	1.50	to	1.50	3.35	to	3.35
12/31/2022	206	17.59	to	17.59	3,625	0.36	1.50	to	1.50	(0.06)	to	(0.06)
12/31/2021	2,916	17.60	to	17.60	51,321	0.01	1.50	to	1.50	(1.47)	to	(1.47)
Fidelity® VIP Growth Initial Class
12/31/2025	6,252	356.64	to	356.64	2,229,656	0.30	1.50	to	1.50	13.20	to	13.20
12/31/2024	6,339	315.05	to	315.05	1,997,029	-	1.50	to	1.50	28.45	to	28.45
12/31/2023	6,435	245.26	to	245.26	1,578,250	0.13	1.50	to	1.50	34.23	to	34.23
12/31/2022	6,561	182.72	to	182.72	1,198,782	0.61	1.50	to	1.50	(25.57)	to	(25.57)
12/31/2021	6,572	245.49	to	245.49	1,613,310	-	1.50	to	1.50	21.39	to	21.39
Fidelity® VIP High Income Initial Class
12/31/2025	2,806	55.57	to	55.57	155,931	6.59	1.50	to	1.50	8.73	to	8.73
12/31/2024	2,806	51.10	to	51.10	143,409	6.03	1.50	to	1.50	7.35	to	7.35
12/31/2023	2,881	47.60	to	47.60	137,172	5.77	1.50	to	1.50	8.85	to	8.85
12/31/2022	2,881	43.73	to	43.73	126,020	5.15	1.50	to	1.50	(12.68)	to	(12.68)
12/31/2021	2,881	50.09	to	50.09	144,324	5.03	1.50	to	1.50	2.87	to	2.87
Fidelity® VIP Overseas Initial Class
12/31/2025	3,241	59.08	to	59.08	191,467	1.62	1.50	to	1.50	18.61	to	18.61
12/31/2024	3,243	49.81	to	49.81	161,521	1.65	1.50	to	1.50	3.49	to	3.49
12/31/2023	3,245	48.13	to	48.13	156,177	1.06	1.50	to	1.50	18.73	to	18.73
12/31/2022	3,248	40.54	to	40.54	131,660	1.08	1.50	to	1.50	(25.60)	to	(25.60)
12/31/2021	3,251	54.48	to	54.48	177,131	0.53	1.50	to	1.50	17.93	to	17.93
(1) See Footnote 1

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

** These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements
December 31, 2025

5. Financial Highlights (continued)

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts a daily administrative charge equal to an annual rate of .30% of the daily net assets value of each subaccount for administrative expenses. An annual charge of 1.20% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TLIC's assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.
7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable annuity contracts.

Transamerica Life Insurance Company
Separate Account VA BB
Notes to Financial Statements
December 31, 2025

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon Ltd. TCI distributes TLIC's products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.
Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

10. Segment Reporting

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the Chief Operating Decision Maker (CODM) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by TLIC to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the Summary of Significant Accounting Policies (see note 2). The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment requirements as of December 31, 2025 and for the year ended December 31, 2025 and December 31, 2024.